CONCENTRATION OF RISK	12 Months Ended
Dec. 31, 2012
Risks and Uncertainties [Abstract]
CONCENTRATION OF RISK
16.           CONCENTRATION OF RISK

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable and short-term investments.

The Group maintains cash and cash equivalents with the Bank of China, Industrial and Commercial Bank of China, Bank of Communication, Nan-Yang commercial Bank and China Construction Bank  in the PRC and Citibank, N.A. in the U.S.

Concentrations of credit risk with respect to accounts receivable are minimal because the Group has many different customers.  The Group also performs ongoing credit evaluations of its customers’ financial conditions and, as a result, does not require collateral for Accounts Receivable.

During 2012, the Group was dependent on two major suppliers Momentive (Hexion /Bakelite AG) and Speed Fair (Xiamen) Co., Ltd. for cast resin, which accounted for 1.17% (0.93% in 2011) and 0.26% (1.28% in 2011) of total purchases, respectively.  Additionally, the Group was dependent on two major suppliers: Wuhan Steel Processing Co., Ltd., and Thyssenkrupp Electrical Steel GmbH  for silicon steel, which accounted for 12.99% (2011: 26.7%), 11.88% (2011: 11.12%)  of total purchases, respectively. The Group is also dependent on Hainan Xinlong Copper Co. Ltd., Jiangyin Copper Co., Ltd., and Shanghai Congxin Electric Co. Ltd. for copper and aluminum, which accounted for 3.84% (2011: 5.02%) and 5.77% (2011: 7.06%) and 4.19% (2011: 9.42%) of total purchases, respectively.

A significant portion of our sales revenues is concentrated on one OEM, which is our largest customer.  Sales to our largest customer accounted for 12.7%, 13.6% and 9.1% for years 2012, 2011 and 2010, respectively.